SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8 K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  October 29, 2007

                          WESTSIDE ENERGY CORPORATION
-------------------------------------------------------------------------------
          (Exact name of registrant as specified in its Charter)

        Nevada                    0-49837               88-0349241
-------------------------------------------------------------------------------
(State or other              (Commission File         (IRS Employer
jurisdiction of Incorporation)     Number)         Identification Number)


3131 Turtle Creek Blvd, Suite 1300, Dallas, Texas         75219
-------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number,
including area code:   214/522-8990

--------------------------------------------------------------------------------
     (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]      Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 29, 2007, Westside Energy Corporation (the "Company") issued a press release giving the initial test results of the Company's Schmidt #3H well, as well as the status of a number of other Company wells. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01.     Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit
Number          Exhibit Title

99.1 Press Release of Westside Energy Corporation dated October 29, 2007 entitled "Westside Energy Reports 2.6 Mmcf/d Test Rate from Johnson County Horizontal Well."

     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTSIDE ENERGY CORPORATION
                                      (Registrant)

Date: October 29, 2007                 By:  /s/ Sean J. Austin
                                       Sean J. Austin,
                                       Vice President and
                                       Chief Financial Officer